Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2445

Mid Cap Core Strategy 2025-4

All Cap Core Strategy 2025-4

Supplement to the Prospectus

As a result of a previously announced spinoff, your Portfolio received 0.06 shares of F&G Annuities & Life, Inc. for every one share of Fidelity National Financial, Inc. held as of the close of business on December 17, 2025, the record date. Following the completion of this spinoff, your Portfolio now holds, and will continue to purchase, shares of both Fidelity National Financial, Inc. and F&G Annuities & Life, Inc.

Supplement Dated: December 18, 2025